SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2003

         STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction or incorporation)

0-25150	39-1804239

(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209

(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

The Form 8-K of STRATTEC SECURITY CORPORATION dated September 15, 2003, filed with the Securities and Exchange Commission on September 18, 2003, is hereby amended by adding the following in response to Item 7.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

16.1–Letter of Deloitte & Touche LLP dated September 18, 2003 concerning change in the registrant's certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, STRATTEC SECURITY CORPORATION has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATTEC SECURITY CORPORATION

Date: September 23, 2003	By:	/s/ Patrick J. Hansen

Patrick J. Hansen, Vice President and Chief Financial Officer

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